Exhibit 99.2

Fourth Quarter & Full Year 2016 Earnings Results  January 24, 2017  POLARIS INDUSTRIES INC.

Richard Edwards Director of Investor Relations Fourth Quarter & Full Year 2016 Earnings Results January 24, 2017 POLARIS INDUSTRIES INC. Q4 & FY'16 Earnings 2

Except for historical information contained herein, the matters set forth in this document, including but not limited to management’s expectations regarding future sales, shipments, margins, currencies, net income and cash flow, the opportunities for expansion and diversification of the Company’s business and the Company’s guidance on earnings per share are forward-looking statements that involve certain risks and uncertainties that could cause actual results to differ materially from those forward-looking statements.  Potential risks and uncertainties include such factors as product offerings, promotional activities and pricing strategies by competitors; manufacturing operation expansion initiatives; acquisition integration costs; product recalls; warranty expenses; foreign currency exchange rate fluctuations; environmental and product safety regulatory activity; effects of weather; commodity costs; uninsured product liability claims; uncertainty in the retail and wholesale credit markets; performance of affiliate partners; changes in tax policy and overall economic conditions, including inflation, consumer confidence and spending and relationships with dealers and suppliers.  Investors are also directed to consider other risks and uncertainties discussed in our 2015 annual report and Form 10-K and subsequent Form 10-Qs filed by the Company with the Securities and Exchange Commission. The Company does not undertake any duty to any person to provide updates to its forward-looking statements.The data source for retail sales figures included in this presentation is registration information provided by Polaris dealers in North America and compiled by the Company or Company estimates. The Company must rely on information that its dealers supply concerning retail sales, and other retail sales data sources and this information is subject to revision.Non-GAAP Measures - Constant Currency Reporting. This presentation includes information regarding the Company’s 2016 actual results and 2017 full year expectations on a constant currency basis, which is a non-GAAP measure, as well as on a GAAP basis. For purpose of comparison, the results on a constant currency basis uses the respective prior year exchange rates for the comparative period to enhance the visibility of the underlying business trends, excluding the impact of translation arising from foreign currency exchange rate fluctuations.This presentation also contains certain non-GAAP financial measures, consisting of “adjusted” gross profit, operating expenses, net income and net income per diluted share” as measures of our operating performance. Management believes these measures may be useful in performing meaningful comparisons of past and present operating results, to understand the performance of its ongoing operations and how management views the business. Reconciliations of adjusted non-GAAP measures to reported GAAP measures are included in the financial schedules contained in this presentation. These measures, however, should not be construed as an alternative to any other measure of performance determined in accordance with GAAP. Safe Harbor Q4 & FY'16 Earnings 3

POLARIS

Key Definitions

Throughout this presentation, the word "Adjusted" is used to refer to GAAP results minus the following:

- *TAP Inventory step-up purchase accounting*
- *TAP acquisition costs and integration expenses*
- *Impacts associated with the Victory wind down*

Beginning in 2017 a new reporting segment called "Aftermarket" was established which includes TAP plus our 5 aftermarket brands; 509, Klim, Kolpin, Pro Armor and Trail Tech, that were previously included in the ORV/Snowmobiles and Motorcycles reporting segments. 2016 sales and gross profit results will be reclassified to account for the fourth segment beginning in 2017 for comparison purposes.

See slide 5 for GAAP to non-GAAP reconciliations

Q4 & FY'16 Earnings 4

POLARIS

GAAP / Non-GAAP Reconciliation Schedules

Reconciliation of GAAP "Reported" Results to "Adjusted" Results (unaudited)

Q4 2016	Reported GAAP Measures				Adjustments		Adjusted Measures			
	Q4 2016	Q4 2015	$ Chg	% Chg	Q4 2016	Q4 2015	Q4 2016	Q4 2015	$ Chg	% Chg
Sales	$1,217,789	$1,105,618	$ 112,171	10%	$ -	-	$1,217,789	$1,105,618	$ 112,171	10%
Gross Profit	312,772	310,274	2,498	1%	8,803 (1)	-	321,575	310,274	11,301	4%
Gross Profit %	*25.7%*	*28.1%*	-	*(238) bps*			*26.4%*	*28.1%*	-	*(165) bps*
Operating Exp.	233,332	169,072	64,260	38%	(12,651) (2)	-	220,681	169,072	51,609	31%
Net Income	62,581	110,682	(48,101)	(43%)	13,515 (3)	-	76,096	110,682	(34,586)	(31%)
Diluted EPS	$ 0.97	$ 1.66	$ (0.69)	(42%)	$ 0.21	-	$ 1.18	$ 1.66	$ (0.48)	(29%)

FY 2016	Reported GAAP Measures				Adjustments		Adjusted Measures			
	FY 2016	FY 2015	$ Chg	% Chg	FY 2016	FY 2015	FY 2016	FY 2015	$ Chg	% Chg
Sales	$4,516,629	$4,719,290	$(202,661)	(4%)	$ -	-	$4,516,629	$4,719,290	$(202,661)	(4%)
Gross Profit	1,105,623	1,339,042	(233,419)	(17%)	8,803 (1)	-	1,114,426	1,339,042	(224,616)	(17%)
Gross Profit %	*24.5%*	*28.4%*	-	*(389) bps*			*24.7%*	*28.4%*	-	*(370) bps*
Operating Exp.	833,803	692,206	141,597	20%	(12,651) (2)	-	821,152	692,206	128,946	19%
Net Income	212,948	455,361	(242,413)	(53%)	13,515 (3)	-	226,463	455,361	(228,898)	(50%)
Diluted EPS	$ 3.27	$ 6.75	$ (3.48)	(52%)	$ 0.21	-	$ 3.48	$ 6.75	$ (3.27)	(48%)

Adjustments:

(1) Represents inventory step-up related to the TAP acquisition

(2) Represents the acquisition costs and integration expenses related to the TAP acquisition

(3) The company used its estimated statutory tax rate of ~37% for the non-GAAP adjustments

2017 Adjusted Guidance: 2017 guidance excludes the pre-tax effect of TAP inventory step-up purchase accounting of approx. $15 million, acquisition integration costs of approx. $15 million and the impacts associated with the Victory wind down which could be in a range of $50 to $70 million in 2017. The Company is in the process of finalizing its analysis of the anticipated total costs to wind down the Victory motorcycle business and will provide more clarity as the analysis is completed and the costs are incurred throughout the year. 2017 sales guidance excludes any Victory wholegoods sales as the Company is exiting the brand beginning in 2017.

Q4 & FY'16 Earnings 5

Scott W. Wine Chairman & CEO Fourth Quarter & Full Year 2016 Earnings Results January 24, 2017 POLARIS INDUSTRIES INC. Q4 & FY'16 Earnings 6

Q4 2016 Sales and Income

Q4 2016 Sales

($ millions)



+10%
$1,105.6
$1,217.8
Q4 2015
Q4 2016

Q4 2016 Adjusted* Net Income

($ millions)



-31%
$110.7
$76.1
Q4 2015
Q4 2016 Adjusted

Q4 sales and adjusted* net income finished in-line with previous expectations

- Acquisition of Transamerican Auto Parts (TAP) added $109 million of sales in Q4 – company sales flat excluding TAP
- ORV/Snowmobile sales up 5%; Motorcycles down 35%; Global Adjacent Markets up 21%

Adjusted* earnings reported at $1.18 per diluted share, down 29% from prior year

- Adjusted* gross profit margin down 165 bps – volume and mix, as previously guided

N.A. dealer inventory down 8%, in line with company expectations

- ORV down 11%; motorcycles up to targeted levels

* See slide 5 for non-GAAP reconciliations

Q4 Sales & Adjusted Earnings Finished In-Line With Revised Expectations

Q4 & FY'16 Earnings 7

Full Year 2016 Sales and Income

Full Year Total Company Sales

($ millions)


$4,719.3
-4%
$4,516.6
FY 2015
FY 2016

Full Year Adjusted* Net Income

($ millions)


$455.4
-50%
$226.5
FY 2015
FY 2016
Adjusted

Full year sales and adjusted* net income finished in-line as expected per revised guidance

- TAP accounted for $109 million, or 2% of full year sales
- ORV/Snowmobile sales down 9%; Motorcycles up 1%; Global Adjacent Markets up 10%
- Results include ~$120 million of costs associated with warranty, legal and other recall related activities

Adjusted* earnings were $3.48 per diluted share, down 48% from prior year

- Adjusted* gross profit margin down 370 bps – promotions, currency and warranty pressures

* See slide 5 for non-GAAP reconciliations

FY Sales & Earnings Disappointing; Execution Not Representative of Polaris Capabilities

Q4 & FY'16 Earnings 8

POLARIS

N.A. Powersports Retail Sales

Polaris Retail Sales & Market Share

Retail % change, # vehicle units


-6%
-4%
+5%
-5%
Q4 2015
Q4 2016
FY 2015
FY 2016

Consolidated Market Share in Units
Using Total Motorcycle Industry


POLARIS
2010
2011
2012
2013
2014
2015
2016

Q4'16 Retail Sales by Business (vs. Q4'15)

(# vehicle units)	POLARIS	INDUSTRY
Off-Road Vehicles	↓ mid-single digits %	~flat*
Side-by-Sides ATVs	↓ low-single digits % ↓ high-single digits %	
Motorcycles (900cc & above)	↓ mid-single digits %	↓ low-single digits %
Snowmobiles	↓ about 1%	~flat

*estimated

Polaris N.A. retail down 4% for Q4 2016 vs. Q4 2015

- Indian Motorcycle retail up about 20% in Q4, total motorcycles down, primarily Slingshot
- ORV down; *RZR* recall disruptions, competition and weak ATV industry

North American Industry retail trends continued soft

- Oil/Gas, Ag remain weak

Markets Remain Weak / Volatile

Q4 & FY'16 Earnings
9

N.A. Dealer Inventory

Polaris N.A. Total Dealer Inventory



2016
2015
2014
-8%
Q1
Q2
Q3
Q4

Q4 Total N.A. Dealer Inventory



-10%
+2%
-3%
+3%
-8%
Q4 2015
Existing ORV Models
New ORV Models
Snowmobiles
Motorcycles
Q4 2016

Polaris Q4 2016 N.A. dealer inventory down 8% vs. Q4 2015

- ORV down 11% year-over-year
- Motorcycles up ~30% as expected, inventory at appropriate RFM levels
- Snowmobiles down, as expected

Dealer inventory levels ongoing priority – SxS moving to RFM in 2017

Dealer inventory levels Finished as Expected

Q4 & FY'16 Earnings 10

2016 Product Recall Update

Aggressively addressed product quality throughout the year

- Issued 13 safety bulletins
- Significant effort involved to get owners back riding safely

Making Progress

- Making significant progress on the two main recalls
- Completed thorough review of all MY17 ORV's
- New Global Safety and Quality function established
- New Safety and Quality GDP goal in 2017

Mixed NPS scores, as expected

- Recalls negatively impacted CY'16 scores
- MY'17 ORV product review expected to show positive improvement

Recall Completion Rates – U.S.



~70%
~80%
RZR XP 900/1000
RZR Turbo

Proactively Driving Improvements in 2017

Q4 & FY'16 Earnings 11

POLARIS

Victory Motorcycle Exit

Reason for Decision

The company has lost money since inception in 1998

Sales of Victory are down ~20 percent from the peak in 2012

Limited investment dollars to support all three motorcycle brands

Indian Motorcycle brand much more recognizable worldwide

Positive impact on remaining motorcycle business

Increased focus on remaining two brands (Indian/Slingshot)

Increased R&D for product development acceleration

Remove financial pressure of an unprofitable brand

Very Passionate People Who Supported Victory

Q4 & FY'16 Earnings 12

Closed acquisition on November 10, 2016 Strong cross-functional integration team in place Margin enhancement initiatives progressing; $20M in synergies expected by 2019 Sourcing, distribution & logistics, pricing optimization Accretive to 2017: $0.25 to $0.30 per dilutive share, excluding inventory step-up purchasing accounting and acquisition costs Transamerican Auto Parts Acquisition Greg Adler, CEO - TAP 3rd generation to head TAP 22 years at company 2016 Highlights Proforma Sales Up 12% Same store sales Up 8% +320,000 new customers Leveraging our Balance Sheet to Drive Growth in New Markets Q4 & FY'16 Earnings 13

Strategic Objectives Best in Powersports PLUS 5-8% annual organic growth Growth through Adjacencies >$2B from acquisitions & new markets Global Market Leadership >33% of Polaris revenue LEAN Enterprise is Competitive Advantage Significant Quality, Delivery & Cost Improvement Strong Financial Performance Sustainable, profitable growth Net Income Margin >10% Vision & Strategy Remain Unchanged, Reviewing Financial Goals Given Recent Performance >$8 Billion by 2020 12% CAGR >10% of Sales by 2020 13% CAGR = Under Review Q4 & FY'16 Earnings 14

Mike Speetzen EVP Finance & CFO Fourth Quarter & Full Year 2016 Earnings Results January 24, 2017 POLARIS INDUSTRIES INC. Q4 & FY'16 Earnings 15

2017 Full Year Guidance

Total Company Sales


($ in millions)
$4,517
$665 to $690
~($175)
(1%) to +1%
2016 Adj. Sales
~$4,250
(Excl. Victory/TAP/FX)
+10% to +13%
$4,950 to $5,100
FY 2016 Sales
TAP
Victory Exit /FX
Organic Sales*
FY 2017 Sales Guidance

Powersports market weak

Organic revenue expectations +1% to -1%

TAP FY'17 = $775 to $800

Victory wind down / FX headwinds

Total Company Adjusted** EPS


$3.48
$.25 to $.30
$.50 to $.60
($.08) to $.22
$4.25 to $4.50
FY 2016 Adjusted EPS
TAP
FX/ Non-Recurring Warranty/R&D/ Variable Comp (Net)
VIP/ Volume/ Mix/Promo
FY 2017 Adjusted EPS Guidance

+ $120M non-recurring warranty, legal and other recall related
+ TAP accretive in 2017 approx. 25¢ to 30¢
+ VIP drives positive results
+ Opportunity to drive organic volume growth

– Increased R&D – up mid-teens %; quality & innovation
– Higher promotional costs
– Negative FX impact
– Higher variable compensation costs

* Organic sales represents revenue excluding TAP, Victory sales and the effects of FX

** See slide 5 for discussion regarding non-GAAP adjustments excluded from 2017 guidance

2017 Sales & Earnings Guidance Up Year-Over-Year on Adjusted Basis

Q4 & FY'16 Earnings
16

2017 Full Year Guidance by Segments

($ in millions)


ORV/Snowmobiles
Motorcycles
Global Adjacent Markets
Aftermarket
$3,284
Down low-single digits %
PG&A
Snow
ORV
FY 2016 Reclassified (1)
FY 2017 Guidance
$699
Down low-double digits %(2)
PG&A
Victory Indian Slingshot
Indian Slingshot
FY 2016 Reclassified (1)
FY 2017 Guidance
$342
Up low-single digits %
PG&A
W&T Defense
FY 2016 Reported
FY 2017 Guidance
$192
Up Significantly
FY 2016 Reclassified
2017 Guidance

(1) Full Year 2016 sales have been reclassified to account for new Aftermarket segment reporting which includes aftermarket brands previously reported in their respective segments

(2) On a comparable basis, motorcycle expectations is "Up low-double digits %" in 2017 after adjusting for Victory wholegood sales reported in 2016

Aftermarket Segment Addition in 2017 to Include TAP + Other Aftermarket Brands

Q4 & FY'16 Earnings
17

POLARIS

Off-Road Vehicles (ORV) / Snowmobiles

Q4 2016 ORV/Snow Segment Sales

($ millions)


$862.0
PG&A
Snow
ORV
Q4 2015
↑5%
$905.0
PG&A
Snow
ORV
Q4 2016
% Δ
↑ 7%
↑13%
↑ 3%

FY 2016 ORV/Snow Segment Sales & Guidance

($ millions)


↓9%
$3,357.5
PG&A
Snow
ORV
FY 2016
Reported
$3,283.9
PG&A
Snow
ORV
FY 2016
Reclassified (1)
Down
low-single
digits %
PG&A
Snow
ORV
FY 2017
Guidance

ORV up 3% in Q4 2016; easy comparables in Q4 2015

Oil & gas/Ag remains weak

PG&A up 7%; increased part sales

ORV average selling price flat in Q4'16

Snow up due to timing

2017 Guidance:

Overall ORV industry stable

Promotional levels elevated




POLARIS
GENERAL

(1) Full Year 2016 sales have been reclassified to account for new Aftermarket segment reporting which includes aftermarket brands previously reported in their respective segments

Weak Industry / Recall Activity Overshadowing Improved Execution

Q4 & FY'16 Earnings 18

POLARIS

Motorcycles

Q4 2016 Motorcycles Segment Sales

($ millions)


$162.6
PG&A
Victory
Indian
Slingshot
Q4 2015
35%
$105.7
PG&A
Victory
Indian
Slingshot
Q4 2016
% Δ
25%
41%

FY 2016 Motorcycles Segment Sales & Guidance

($ millions)


1%
$708.5
PG&A
Victory
Indian
Slingshot
FY 2016
Reported
$699.2
PG&A
Victory
Indian
Slingshot
FY 2016
Reclassified (1)
Down
low-double
digits %(2)
PG&A
Indian
Slingshot
FY 2017
Guidance

Motorcycle shipments down 35%

Slingshot sales constricted by Q4 recall

Victory and Indian comparing to artificially high Q4'15 shipments

Average selling price was down 9% in Q4 – product mix

2017 Guidance:

FY down on reported 2016 basis; 2017 up excluding Victory

Overall motorcycle market remains weak


Indian
MOTORCYCLE


SLINGSHOT

(1) Full Year 2016 sales have been reclassified to account for new Aftermarket segment reporting which includes aftermarket brands previously reported in their respective segments

(2) On a comparable basis, motorcycle expectations is "Up low-double digits %" in 2017 after adjusting for Victory wholegood sales reported in 2016

Increased Focus on Indian & Slingshot in 2017

Q4 & FY'16 Earnings 19

FY 2016 GAM Segment Sales & Guidance Q4 2016 GAM Segment Sales Global Adjacent Markets (GAM) GAM  21% due to Taylor-Dunn acquisition and military Average selling price for GAM was up 8% in Q4’16 2017 Guidance: Leverage current global portfolio for costs and growth opportunities 21%$98.4 PG&A $81.0 PG&A 23% 21% % ∆ 10%$341.9 PG&A PG&A Up low-single digits % W&T /Defense W&T /Defense ($ millions) ($ millions) W&T /Defense W&T /Defense Building Diverse Channels for Future Growth Q4 & FY'16 Earnings 20

FY 2016 Aftermarket Segment Sales & Guidance TAP Acquisition / Integration Off to Solid Start Aftermarket UpSignificantly $191.6 (1) ($ millions) (1) Full Year 2016 sales have been reclassified to account for new Aftermarket segment reporting which includes aftermarket brands previously reported in their respective segments $108.7 Closed acquisition of TAP November 2016 FY 2016 reclassified sales includes $83 of other aftermarket brand sales 2017 Guidance: Leverage size of combined portfolio for growth and profitability improvement TAP and other aftermarket brands are expected to grow in 2017 TAP Retail Store Q4 & FY'16 Earnings 21

Adjusted** Gross Margin 2017 Guidance  Adjusted* Gross Margin FY 2016 Adjusted* Gross Margin Q4 2016 2017 Gross Margin Improvement Driven Primarily by VIP & 2016 Non-recurring Events Gross Profit Margin Guidance Increase up to ~180 bps  KEY:  Improvement  Headwind  Neutral * See slide 5 for non-GAAP reconciliations** See slide 5 for discussion regarding non-GAAP adjustments excluded from 2017 guidance  Product Mix  VIP Acquisitions  Promos / Incentives  Warranty  FX  VIP Product Mix  Warranty  Promos / Incentives  FX  VIP  One-time warranty  FX  Promos / Incentives  Product mix GM by Segment Q4 2015 Q4 2016 ORV/Snow 30.5% 28.6% Motorcycles 14.8% 1.5% Adjacent Markets 27.4% 29.5% GM by Segment FY 2015 FY 2016 ORV/Snow 32.1% 27.7% Motorcycles 13.9% 12.9% Adjacent Markets 27.0% 27.8% GM by Segment 2017 Expectations ORV/Snow  Motorcycles  Adjacent Markets Aftermarket Q4 & FY'16 Earnings 22

Adjusted operating expenses: increase mid-teens % (slight increase as a % of sales)  R&D  Legal and other related costs  Operating expense from acquired companies  Variable compensation Income from financial services: down ~10% due to lower dealer inventory levels Interest expense: more than double due to TAP acquisition funding Income taxes: approximately 34.5% of pretax profits International sales: about flat with 2016 on a constant currency basis PG&A: up low-single digits % Diluted shares outstanding: approximately flat Operating cash flow: down significantly Other FY 2017 Expectations Q4 & FY'16 Earnings 23

Scott W. Wine Chairman & CEO Fourth Quarter & Full Year 2016 Earnings Results January 24, 2017 POLARIS INDUSTRIES INC. Q4 & FY'16 Earnings 24

2017 - Regaining Footing as the ‘Best in Powersports” U.S economy stable - new administration brings uncertainty near-term Powersports competitors aggressive – ORV product positioning improved Safety & Quality fundamentals in place TAP integration proceeding on plan Indian Motorcycles outpacing industry VIP/RFM implementation building competitive advantage Closing Comments Q4 & FY'16 Earnings 25

Thank You Questions?

Q4 Supplemental Sales Performance – PG&A, International Q4 Financial Position Income from Financial Services Supplemental Data Q4 & FY'16 Earnings 27

International Parts, Garments & Accessories (PG&A)* Q4 2016 Supplemental Sales Performance Motorcycles Global Adjacent Markets (GAM) Snowmobiles Motorcycles Global Adjacent Markets (GAM)  Apparel  8% 23% LatinAmerica 24% 21%  7%  7%  6%  2%  4%  2%  6% 16%  2% Q4 Sales  9% to 214.4 Million ∆ from Q4'15 ∆ from Q4'15 Q4 Sales 2% to $178.2 Million (~flat constant currency) ∆ from Q4'15 ∆ from Q4'15 *Does not include TAP Q4 & FY'16 Earnings 28

2016 Polaris Financial Position Capital Summary December 2016 Cash Drivers Fav/(Unfav) Dec 2015 Cash $127 -18% Debt /Capital Lease Obligations $1,142 +147% Shareholders’ Equity $867 -12%  Total Capital $2,009 +39% Debt to Total Capital 57% (-25%) 2015 Operating cash flow up Factory inventory down significantly year-over-year, excluding acquisitions Cap Ex expected to be lower than 2016 Operating cash flow expected to be down significantly – timing of accrual payments and Victory wind down Operating Cash Flow Financial Position Remains Solid Down significantly ($ millions)  ($ millions)  ($ millions)  Expectations FY 2016 Summary 2017 Expectations Q4 & FY'16 Earnings 29

Retail Credit Wholesale Credit PA Receivables Income from Financial Services Portfolio Remains Healthy Income from Financial Services 2017 financial services expectations: down ~10% due to lower dealer inventory levels Q4 and FY income from financial services up – volume related, higher penetration rates & extended service contracts 7%$19.3 13%$78.5 8%$1,206.9 $1,305.3 ($ millions)  ($ millions) Approval Rate Penetration Rate Q4 & FY'16 Earnings 30